UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04985

Templeton Emerging Markets Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: 8/31

Date of reporting period:  8/31/16

Item 1. Reports to Stockholders.

Annual Report
August 31, 2016

Templeton Emerging Markets Fund

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Annual Report

Templeton Emerging Markets Fund

Dear Shareholder:

We are pleased to bring you Templeton Emerging Markets Fund’s annual report for the fiscal year ended August 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in emerging country equity securities.

Performance Overview

The Fund delivered cumulative total returns of +22.57% based on market price and +16.33% based on net asset value for the 12 months under review.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The global economy grew moderately during the 12 months under review amid a generally weak recovery in developed markets and slowing growth in emerging markets. Nonetheless, emerging market economies overall continued to grow faster than developed market economies. China’s economy expanded at a less robust pace but appeared to stabilize in 2016’s first half, aided by fiscal and monetary stimulus measures. India’s economy grew strongly through most of the period but cooled in 2016’s second quarter due to slower private consumption growth and declining fixed investment. Russia’s economic contraction eased in 2016’s first half as crude oil prices began to recover and industrial production improved. Although Brazil remained in recession, the pace of it’s quarterly economic contraction slowed in 2016’s first half as investments grew in the second quarter. Among other emerging markets, Indonesia’s and South Korea’s economies showed signs of improvement, while Malaysia’s and the Czech Republic’s economies moderated.

Several emerging market central banks, including those of Mexico, Chile and South Africa, raised their benchmark interest rates to control inflation and support their currencies, while some, including those of South Korea, Hungary and

Indonesia, lowered their benchmark interest rates to promote economic growth. The Reserve Bank of India cut its benchmark interest rate to a five-year low and took steps to increase monetary liquidity. The Bank of Russia reduced its key interest rate in June, citing lower inflation expectations amid an economic recession. The People’s Bank of China (PBOC) cut its benchmark interest rate and employed other monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks and effectively devaluing the renminbi against the U.S. dollar.

The 12-month period began during heightened global financial market volatility triggered by the PBOC’s unexpected currency devaluation in August 2015 that contributed to investor anxiety about China’s moderating economic growth and commodity demand. After rallying in October 2015, emerging market stocks experienced some sell-offs through mid-February 2016 amid investor concerns about the direction of the U.S. Federal Reserve’s (Fed’s) monetary policy, a plunge in China’s domestic equity market in January, a collapse in crude oil prices and moderating global economic growth. However, emerging market stocks generally trended higher beginning in late January as prices of many commodities rose, the PBOC implemented further monetary stimulus measures, Greece finalized a new debt deal with its creditors and Brazil impeached President Dilma Rousseff. Toward period-end, the U.K.’s referendum vote to leave the European Union, weaker commodity prices and the Fed’s indication of a potential rate

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 10.

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increase weighed on investor sentiment. However, emerging market stocks overall rebounded by period-end due to additional monetary easing measures by many central banks, notably the Bank of Japan and the Bank of England. In this environment, emerging market stocks, as measured by the MSCI Emerging Markets Index, generated a +12.25% total return, with all major regions posting positive returns.1

Investment Strategy

Our investment strategy employs a fundamental, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an action list from which we make our buy decisions. Before we make a purchase, we look at the company’s potential for earnings and growth over a five-year horizon. During our analysis, we also consider the company’s position in its sector, the economic framework and political environment.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included investments in Compania de Minas Buenaventura (Buenaventura), Samsung Electronics and Astra International.

Buenaventura, Peru’s largest precious metals company, is a major holder of mining rights in the country. It is engaged in the mining, processing, development and exploration of gold and silver primarily, as well as zinc, lead and copper. Buenaventura reported strong second quarter 2016 results, driven by improved production and lower costs. A rebound in metal prices further supported investor sentiment in the company’s stock.

Samsung Electronics is a major global electronics manufacturer with leading positions in several products in terms of pricing and quality through its vertically integrated business model. The South Korea-based company reported solid corporate results in 2016’s first two quarters that exceeded market expectations, arising from increased sales and successful cost-cutting measures.

Astra International is an Indonesian conglomerate with investments in the automotive, financial services, agribusiness,

TEMPLETON EMERGING MARKETS FUND

Top 10 Countries
8/31/16
% of Total
Net Assets
China	15.0%
South Korea	14.4%
Brazil	8.8%
Taiwan	8.8%
Russia	8.2%
India	7.1%
Thailand	6.2%
Indonesia	4.8%
South Africa	4.7%
U.K.	4.3%

mining and infrastructure industries. Its automotive division produces cars and motorcycles under license from global manufacturers, notably Toyota Motor, Isuzu Motors and Honda Motor. Improvement in the company’s automobile and infrastructure divisions offset weakness in the financial services and heavy machinery divisions in 2016’s first half.

In contrast, key stock detractors from the Fund’s absolute performance included positions in Brilliance China Automotive Holdings, Hyundai Development Co. – Engineering & Construction (Hyundai Development) and PetroChina.

Brilliance China Automotive is a major Chinese automobile manufacturer that has a joint venture with German luxury automobile manufacturer BMW to produce and sell BMW 3-series and 5-series models in China. Reduced earnings reported in 2016’s first quarter, resulting from a sales decline and higher-than-expected selling expenses, hurt the company’s share price in early 2016. Market sentiment improved later in the period, however, as many investors expected that new product launches could drive sales and profitability in 2016’s second half.

Hyundai Development is one of South Korea’s leading residential property developers. With its strong IPARK brand name, the company is one of the largest participants in the country’s residential construction business. The company benefited from a turnaround in 2014 and 2015’s first half, but third quarter 2015 earnings results came in below market expectations, hurting its share price in late 2015. Although its stock price rebounded in the reporting period’s latter part due to

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

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TEMPLETON EMERGING MARKETS FUND

Top 10 Holdings
8/31/16
Company	% of Total
Sector/Industry, Country	Net Assets
Brilliance China Automotive Holdings Ltd.	6.1%
Automobiles, China
Samsung Electronics Co. Ltd.	5.8%
Technology Hardware, Storage & Peripherals,
South Korea
Taiwan Semiconductor Manufacturing Co. Ltd.	5.3%
Semiconductors & Semiconductor Equipment, Taiwan
Unilever PLC	4.3%
Personal Products, U.K.
Naspers Ltd.	3.8%
Media, South Africa
LUKOIL PJSC	3.4%
Oil, Gas & Consumable Fuels, Russia
Compania de Minas Buenaventura SA	3.4%
Metals & Mining, Peru
Itau Unibanco Holding SA	3.0%
Banks, Brazil
Astra International Tbk PT	3.0%
Automobiles, Indonesia
Hyundai Development Co-Engineering & Construction	2.1%
Construction & Engineering, South Korea

strong operating earnings in 2016’s second quarter, it remained below the October 2015 period high.

PetroChina is a leading Chinese energy company with a range of operations encompassing the exploration and production, transmission, refining and marketing of oil and gas. A decline in oil prices and investor concerns that a slowdown in China’s economy could dampen oil demand trends hurt investor sentiment in the stock.

During the reporting period, we increased the Fund’s investments in Taiwan, South Korea, Russia, India and South Africa as we identified companies in these countries with fundamentals we considered attractive. Additionally, we initiated exposures to several countries, notably Saudi Arabia2 and Hungary. In sector terms, we increased investments largely in information technology (IT) and initiated exposures to health care and telecommunication services.3 Key purchases included new positions in the aforementioned Samsung Electronics; Taiwan Semiconductor Manufacturing (TSMC), the world’s largest independent integrated circuit foundry; and Naspers, a South Africa-listed diversified global media group with interests in Internet services companies, pay television and print media.

Conversely, we conducted some sales to raise funds for income and capital gain distributions, as well as to seek to take advantage of opportunities we considered to be more attractively priced within our investment universe. We made some sales in Brazil and reduced holdings largely in Thailand, Pakistan and China, mainly through China H shares.4 In sector terms, we made some sales in consumer discretionary and reduced holdings largely in financials and energy.5 In addition to closing the Fund’s position in the aforementioned PetroChina, key sales included trimming positions in Kasikornbank, a Thai commercial bank, and Dairy Farm International Holdings, a Hong Kong-based regional supermarket, drug store and convenience store operator.

Thank you for your continued participation in Templeton Emerging Markets Fund. We look forward to serving your future investment needs.

Sincerely,

Mark Mobius Executive Chairman

Templeton Emerging Markets Group

2. Investments were made through participatory notes, which are equity access products structured as debt obligations and are issued or backed by banks and broker-dealers and designed to replicate equity market exposure in markets where direct investment is either impossible or difficult due to local investment restrictions.

3. The IT sector comprises communications equipment; electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI. The health care sector comprises pharmaceuticals in the SOI. The telecommunications services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

4. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.

5. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; Internet and direct marketing; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI. The financials sector comprises banks, capital markets and diversified financial services in the SOI. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON EMERGING MARKETS FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON EMERGING MARKETS FUND

Performance Summary as of August 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

Share Prices
Symbol: EMF			8/31/16			8/31/15		Change
Net Asset Value (NAV)			$13.92			$13.34	+$	0.58
Market Price (NYSE)			$12.56			$11.56	+$	1.00

Distributions[1] (9/1/15–8/31/16)
			Dividend	Short-Term				Long-Term
Share Class			Income	Capital Gain				Capital Gain		Total
Single			$0.3125			$0.0073		$0.9578		$1.2776

Performance[2]
								Average Annual
	Cumulative Total Return[3]			Average Annual Total Return[3]				Total Return (9/30/16)[4]
	Based on		Based on	Based on		Based on		Based on		Based on
	NAV[5]		market price[6]	NAV[5]		market price[6]		NAV[5]		market price[6]
1-Year	+16.33%	+	22.57%	+16.33%	+	22.57%	+	28.00%	+	29.18%
5-Year	-14.11%		-15.25%	-3.00%		-3.25%	+	1.23%	+	0.84%
10-Year	+51.54%	+	54.32%	+4.24%	+	4.43%	+	4.55%	+	4.36%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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TEMPLETON EMERGING MARKETS FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency volatility, economic instability, and social and political developments of countries where the Fund invests. Emerging markets are subject to all of the risks of foreign investing generally and involve heightened risks due to these markets’ smaller size and lesser liquidity, and lack of established legal, political, business and social frameworks to support securities markets. Some of these heightened risks may include political and social uncertainty (for example, regional conflicts and risk of war); pervasiveness of corruption and crime in these countries’ economic systems; delays in settling portfolio securities transactions; risk of loss arising out of the system of share registration and custody used in these countries; greater sensitivity to interest rate changes; currency and capital controls; currency exchange rate volatility; and inflation, deflation or currency devaluation. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

The Fund may invest a portion of its assets in Russian securities. The U.S. and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. Such sanctions could adversely affect Russia’s economy, possibly forcing the economy intoa recession. These risks could affect the value of the Fund’s portfolio.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Assumes reinvestment of distributions based on net asset value.
6. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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TEMPLETON EMERGING MARKETS FUND

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. This authorization remains in effect.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances.

In the Notes to Financial Statements section, please see note 2 (Shares of Beneficial Interest) for additional information regarding shares repurchased.

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		TEMPLETON EMERGING MARKETS FUND

Financial Highlights
		Year Ended August 31,
	2016	2015	2014	2013	2012
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.34	$20.91	$18.98	$19.24	$21.97
Income from investment operations:
Net investment income[a]	0.19	0.21	0.29 [b]	0.26	0.28
Net realized and unrealized gains (losses)	1.67	(6.60)	3.33	(0.06)	(2.67)
Total from investment operations	1.86	(6.39)	3.62	0.20	(2.39)
Less distributions from:
Net investment income	(0.31)	(0.31)	(0.44)	(0.29)	(0.28)
Net realized gains	(0.97)	(0.87)	(1.25)	(0.17)	(0.06)
Total distributions	(1.28)	(1.18)	(1.69)	(0.46)	(0.34)
Repurchase of shares	—	—	—[c]	—[c]	—
Net asset value, end of year.	$13.92	$13.34	$20.91	$18.98	$19.24
Market value, end of year[d]	$12.56	$11.56	$19.13	$17.27	$17.50

Total return (based on market value per share)	22.57%	(34.94)%	21.47%	0.96%	(13.34)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.39%	1.37%	1.36%	1.37%	1.37%
Expenses net of waiver and payments by affiliates	1.38%	1.37%[e]	1.36%[e]	1.37%	1.37%
Net investment income	1.49%	1.19%	1.49%[b]	1.25%	1.42%

Supplemental data
Net assets, end of year (000’s)	$250,642	$240,289	$376,574	$342,418	$347,999
Portfolio turnover rate	42.16%	18.92%	12.42%	6.21%	2.10%

aBased on average daily shares outstanding.
bNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.27%.
cAmount rounds to less than $0.01 per share.
dBased on the last sale on the New York Stock Exchange.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 9

TEMPLETON EMERGING MARKETS FUND

Statement of Investments, August 31, 2016
	Industry	Shares	Value

Common Stocks 89.6%
Argentina 0.3%
MercadoLibre Inc	Internet Software & Services	4,200	$722,400
Brazil 4.2%
CETIP SA - Mercados Organizados	Capital Markets	121,500	1,644,613
Cia Hering	Specialty Retail	719,900	3,978,075
Lojas Americanas SA	Multiline Retail	395,760	1,712,514
M Dias Branco SA	Food Products	49,700	1,862,721
Mahle-Metal Leve SA	Auto Components	104,000	760,241
Totvs SA	Software	56,700	526,878
			10,485,042
Cambodia 0.2%
NagaCorp Ltd	Hotels, Restaurants & Leisure	730,000	516,613
China 15.0%
[a] Alibaba Group Holding Ltd., ADR	Internet Software & Services	28,500	2,769,915
[a] Baidu Inc., ADR.	Internet Software & Services	18,032	3,084,734
Brilliance China Automotive Holdings Ltd	Automobiles	13,392,900	15,313,274
China Petroleum and Chemical Corp., H.	Oil, Gas & Consumable Fuels	7,033,000	5,104,096
COSCO Shipping Ports Ltd	Transportation Infrastructure	423,400	458,459
Guangzhou Automobile Group Co. Ltd., H	Automobiles	378,034	520,442
NetEase Inc., ADR.	Internet Software & Services	15,700	3,327,929
Shenzhen Chiwan Wharf Holdings Ltd., B	Transportation Infrastructure	246,556	389,015
Tencent Holdings Ltd	Internet Software & Services	105,900	2,754,780
Uni-President China Holdings Ltd	Food Products	2,788,000	1,987,411
Win Hanverky Holdings Ltd	Textiles, Apparel & Luxury Goods	11,592,800	1,942,681
			37,652,736
Hong Kong 3.4%
Dairy Farm International Holdings Ltd	Food & Staples Retailing	625,300	4,483,401
MGM China Holdings Ltd	Hotels, Restaurants & Leisure	782,800	1,204,828
Victory City International Holdings Ltd	Textiles, Apparel & Luxury Goods	17,217,906	721,329
VTech Holdings Ltd	Communications Equipment	182,100	2,032,814
			8,442,372
Hungary 0.9%
Richter Gedeon Nyrt	Pharmaceuticals	113,110	2,320,592
India 7.1%
Bajaj Holdings & Investment Ltd	Diversified Financial Services	19,129	516,455
Glenmark Pharmaceuticals Ltd	Pharmaceuticals	66,842	839,418
ICICI Bank Ltd	Banks	1,165,910	4,491,239
Infosys Ltd	IT Services	106,960	1,654,245
Oil & Natural Gas Corp. Ltd	Oil, Gas & Consumable Fuels	1,125,180	3,969,787
Reliance Industries Ltd	Oil, Gas & Consumable Fuels	161,800	2,560,742
Tata Chemicals Ltd	Chemicals	171,500	1,424,090
Tata Consultancy Services Ltd	IT Services	32,160	1,205,858
Tata Motors Ltd., A	Automobiles	197,822	1,014,719
			17,676,553
Indonesia 4.8%
Astra International Tbk PT	Automobiles	12,241,000	7,519,439
Bank Danamon Indonesia Tbk PT	Banks	14,835,785	4,562,276
			12,081,715
Jordan 0.2%
Arab Potash Co. PLC	Chemicals	22,241	496,233

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TEMPLETON EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS

	Industry	Shares	Value

Common Stocks (continued)
Kenya 0.3%
Equity Group Holdings Ltd	Banks	2,671,000	$738,647
Mexico 0.2%
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	100	1,197
Nemak SAB de CV	Auto Components	510,700	578,320
[a] Telesites SAB de CV	Diversified Telecommunication Services	100	59
			579,576
Nigeria 0.0%†
Nigerian Breweries PLC	Beverages	129,725	58,547
Pakistan 1.5%
MCB Bank Ltd	Banks	1,924,810	3,845,944
Peru 3.4%
[a] Compania de Minas Buenaventura SA, ADR.	Metals & Mining	681,965	8,429,087
Russia 8.2%
Gazprom PAO, ADR	Oil, Gas & Consumable Fuels	928,744	3,756,770
LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	101,006	4,530,119
LUKOIL PJSC, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	89,660	4,021,251
[a,b] Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	140,028	2,352,470
MMC Norilsk Nickel PJSC, ADR	Metals & Mining	202,800	3,054,168
[b] TMK PAO, GDR, Reg S	Energy Equipment & Services	165,233	546,095
[a] Yandex NV, A	Internet Software & Services	109,621	2,416,047
			20,676,920
South Africa 4.7%
Massmart Holdings Ltd	Food & Staples Retailing	137,533	1,209,442
MTN Group Ltd	Wireless Telecommunication Services	110,372	901,516
Naspers Ltd., N	Media	58,568	9,575,605
			11,686,563
South Korea 14.4%
Daelim Industrial Co. Ltd	Construction & Engineering	39,518	2,870,818
Fila Korea Ltd	Textiles, Apparel & Luxury Goods	8,190	737,293
Hankook Tire Co. Ltd	Auto Components	17,600	879,705
Hanon Systems	Auto Components	152,840	1,601,817
Hyundai Development Co-Engineering & Construction	Construction & Engineering	124,990	5,222,961
Hyundai Wia Corp	Auto Components	13,400	1,092,285
iMarketkorea Inc	Trading Companies & Distributors	51,372	612,023
Interpark Holdings Corp	Internet & Direct Marketing Retail	110,746	514,856
KT Skylife Co. Ltd	Media	59,360	856,071
POSCO	Metals & Mining	2,300	475,915
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	10,010	14,525,764
SK Hynix Inc	Semiconductors & Semiconductor Equipment	126,590	4,133,204
SK Innovation Co. Ltd	Oil, Gas & Consumable Fuels	16,187	2,109,693
Youngone Corp	Textiles, Apparel & Luxury Goods	17,230	516,263
			36,148,668
Taiwan 8.8%
Catcher Technology Co. Ltd	Technology Hardware, Storage & Peripherals	222,000	1,594,255
Hon Hai Precision Industry Co. Ltd	Electronic Equipment, Instruments
	& Components	1,347,400	3,734,644
Largan Precision Co. Ltd	Electronic Equipment, Instruments
	& Components	16,000	1,794,072
Pegatron Corp	Technology Hardware, Storage & Peripherals	707,000	1,707,988

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TEMPLETON EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS

	Industry	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Taiwan Semiconductor Manufacturing Co. Ltd	Semiconductors & Semiconductor Equipment	2,376,000	$13,171,312
			22,002,271
Thailand 6.2%
Kasikornbank PCL, fgn	Banks	584,800	3,344,610
Kiatnakin Bank PCL, fgn	Banks	1,805,400	2,698,713
Land and Houses PCL, fgn	Real Estate Management & Development	3,829,058	1,061,784
PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	454,047	1,065,607
Siam Commercial Bank PCL, fgn	Banks	1,023,600	4,730,676
Thai Beverage PCL, fgn	Beverages	2,347,000	1,713,767
Univanich Palm Oil PCL, fgn	Food Products	5,236,000	937,701
			15,552,858
Turkey 0.8%
Akbank TAS	Banks	766,307	2,026,280
United Kingdom 4.3%
Unilever PLC	Personal Products	234,416	10,861,019
United States 0.7%
[a] IMAX Corp	Media	54,276	1,654,875
Total Common Stocks (Cost $184,632,352)			224,655,511
[c] Participatory Notes 1.2%
Saudi Arabia 1.2%
[d] HSBC Bank PLC,
Saudi Basic Industries Corp., 144A, 10/31/16.	Chemicals	130,945	2,880,483
Savola Al-Azizia United Co., 144A, 2/06/17	Food Products	2,000	17,918
Total Participatory Notes
(Cost $2,822,034)			2,898,401

Preferred Stocks 4.6%
Brazil 4.6%
[e] Banco Bradesco SA, 3.887%, ADR, pfd	Banks	447,651	3,993,047
[e] Itau Unibanco Holding SA, 3.515%, ADR, pfd	Banks	683,180	7,569,634
Total Preferred Stocks (Cost $5,643,868)			11,562,681
Total Investments before Short Term
Investments (Cost $193,098,254)			239,116,593

Short Term Investments (Cost $11,481,700)
4.6%
Money Market Funds 4.6%
United States 4.6%
[a,f] Institutional Fiduciary Trust Money Market Portfolio		11,481,700	11,481,700
Total Investments (Cost $204,579,954)
100.0%			250,598,293
Other Assets, less Liabilities 0.0%†			43,389
Net Assets 100.0%			$250,641,682

12 Annual Report

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TEMPLETON EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS

See Abbreviations on page 22.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At August 31, 2016, the aggregate value of these securities was $2,898,565, representing 1.2% of net assets.
cSee Note 1(c) regarding Participatory Notes.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At
August 31, 2016, the aggregate value of these securities was $2,898,401, representing 1.2% of net assets.
eVariable rate security. The rate shown represents the yield at period end.
fSee Note 3(c) regarding investments in affiliated management investment companies.

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The accompanying notes are an integral part of these financial statements. | Annual Report 13

TEMPLETON EMERGING MARKETS FUND

Financial Statements

Statement of Assets and Liabilities
August 31, 2016

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$193,098,254
Cost - Non-controlled affiliates (Note 3c)	11,481,700
Total cost of investments	$204,579,954
Value - Unaffiliated issuers	$239,116,593
Value - Non-controlled affiliates (Note 3c)	11,481,700
Total value of investments	250,598,293
Receivables:
Investment securities sold	272,701
Dividends	558,151
Foreign tax	13,361
Total assets	251,442,506
Liabilities:
Payables:
Investment securities purchased	237,073
Management fees	263,122
Deferred tax	243,138
Accrued expenses and other liabilities	57,491
Total liabilities	800,824
Net assets, at value	$250,641,682
Net assets consist of:
Paid-in capital	$211,064,981
Undistributed net investment income	558,862
Net unrealized appreciation (depreciation)	45,763,170
Accumulated net realized gain (loss)	(6,745,331)
Net assets, at value	$250,641,682
Shares outstanding	18,009,460
Net asset value per share.	$13.92

14 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON EMERGING MARKETS FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended August 31, 2016

Investment income:
Dividends (net of foreign taxes of $754,014)	$6,408,028
Expenses:
Management fees (Note 3a)	2,791,378
Transfer agent fees	56,353
Custodian fees (Note 4)	82,115
Reports to shareholders	22,965
Registration and filing fees	24,643
Professional fees.	73,276
Trustees’ fees and expenses.	18,852
Other	22,490
Total expenses	3,092,072
Expenses waived/paid by affiliates (Note 3c)	(23,642)
Net expenses	3,068,430
Net investment income	3,339,598
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(3,312,249)
Foreign currency transactions	121,807
Net realized gain (loss)	(3,190,442)
Net change in unrealized appreciation (depreciation) on:
Investments	33,232,555
Translation of other assets and liabilities
denominated in foreign currencies	(835)
Change in deferred taxes on unrealized appreciation	(19,672)
Net change in unrealized appreciation (depreciation)	33,212,048
Net realized and unrealized gain (loss)	30,021,606
Net increase (decrease) in net assets resulting from operations	$33,361,204

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The accompanying notes are an integral part of these financial statements. | Annual Report 15

TEMPLETON EMERGING MARKETS FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended August 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$3,339,598	$3,716,253
Net realized gain (loss)	(3,190,442)	22,996,589
Net change in unrealized appreciation (depreciation)	33,212,048	(141,708,156)
Net increase (decrease) in net assets resulting from operations.	33,361,204	(114,995,314)
Distributions to shareholders from:
Net investment income	(5,627,956)	(5,554,117)
Net realized gains	(17,380,930)	(15,734,865)
Total distributions to shareholders	(23,008,886)	(21,288,982)
Net increase (decrease) in net assets.	10,352,318	(136,284,296)
Net assets:
Beginning of year	240,289,364	376,573,660
End of year	$250,641,682	$240,289,364
Undistributed net investment income included in net assets:
End of year	$558,862	$281,491

16 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON EMERGING MARKETS FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Emerging Markets Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

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TEMPLETON EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued

18 Annual Report

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TEMPLETON EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At August 31, 2016, there were an unlimited number of shares authorized (without par value). During the years ended August 31, 2016 and August 31, 2015 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 75,647 shares. During the years ended August 31, 2016 and August 31, 2015, there were no shares repurchased.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

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Annual Report

TEMPLETON EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
a.	Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

For the year ended August 31, 2016, the effective investment management fee rate was 1.250% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended August 31, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	8,237,192	75,352,874	(72,108,366)	11,481,700	$11,481,700	$ —	$ —	0.1%

d. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended August 31, 2016, the purchase and sale transactions aggregated $2,106,923 and $13,655,311, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2016, there were no credits earned.

20 Annual Report

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TEMPLETON EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2016, the Fund had short-term capital loss carryforwards of $5,736,495.

The tax character of distributions paid during the years ended August 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$5,760,968	$5,763,027
Long term capital gain	17,247,918	15,525,955
	$23,008,886	$21,288,982

At August 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$207,736,233

Unrealized appreciation	$68,209,147
Unrealized depreciation	(25,347,087)
Net unrealized appreciation (depreciation)	$42,862,060
Distributable earnings - undistributed ordinary income .	$2,718,079

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2016, aggregated $90,618,041 and $113,006,511, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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TEMPLETON EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS

8. Fair Value Measurements (continued)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Russia	$9,335,863	$11,341,057	$—	$20,676,920
All Other Equity Investments[b]	215,541,272	—	—	215,541,272
Participatory Notes	—	2,898,401	—	2,898,401
Short Term Investments	11,481,700	—	—	11,481,700
Total Investments in Securities	$236,358,835	$14,239,458	$—	$250,598,293

aIncludes common and preferred stocks.
bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At August 31, 2016, the reconciliation of assets is as follows:

	Balance at						Net Unrealized
	Beginning of	Purchases	Transfers Into	Transfer Out of	Cost Basis	Net Realized	Appreciation	Balance at
	Year	(Sales)	Level 3	Level 3[a]	Adjustments	Gain (Loss)	(Depreciation)	End of Year
Assets:
Investments in Securities:
Equity Investments:
China	$4,737,415	$—	$—	$4,261,975	$—	$—	$(475,440)	$—

aThe investment was transferred out of Level 3 as a result of the availability of a quoted price in an active market for identical securities.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

22 Annual Report

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TEMPLETON EMERGING MARKETS FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Emerging Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Fund (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 19, 2016

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Annual Report

TEMPLETON EMERGING MARKETS FUND

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $17,247,918 as a long term capital gain dividend for the fiscal year ended August 31, 2016.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $131,050 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2016.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $4,783,413 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31,2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 16, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to shareholders of record.

Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Per Share	Income Per Share	Dividends Per Share

$0.0387	$0.3581	$0.2457

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

24 Annual Report

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TEMPLETON EMERGING MARKETS FUND

Annual Meeting of Shareholders

There were no broker non-votes received with respect to this item.

The Annual Meeting of Shareholders of Templeton Emerging Markets Fund (the “Fund”) was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on March 1, 2016. The purpose of the meeting was to elect four Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2016. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Frank A. Olson, Constantine D. Tseretopoulos, Rupert H. Johnson, Jr. and Gregory E. Johnson.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2016. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the Annual Meeting are as follows:

1. Election of four Trustees:

		% of	% of Shares		% of	% of Shares
		Outstanding	Present and		Outstanding	Present and
Term Expiring 2019	For	Shares	Voting	Withheld	Shares	Voting

Frank A. Olson	11,453,582	63.60%	76.18%	3,581,492	19.89%	23.82%
Constantine D. Tseretopoulos	11,448,541	63.57%	76.15%	3,586,533	19.91%	23.85%
Rupert H. Johnson, Jr	11,464,302	63.66%	76.25%	3,570,772	19.83%	23.75%
Gregory E. Johnson.	11,488,513	63.79%	76.41%	3,546,561	19.69%	23.59%

2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2016:

		% of	% of Shares
	Shares	Outstanding	Present and
	Voted	Shares	Voting
For	14,840,102	82.40%	99.57%
Against	64,099	0.36%	0.43%
Abstain	130,873	0.73%	N/A
Total	15,035,074	83.49%	100.00%

*Harris J. Ashton, Ann Torre Bates, Edith E. Holiday, J. Michael Luttig, David W. Niemiec, Larry D. Thompson, and Robert E. Wade are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

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TEMPLETON EMERGING MARKETS FUND

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company LLC (the “Plan Administrator”) and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 Attention: Templeton Emerging Markets Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at the current market price and send a check to the participant for the net proceeds.

For more information, please see the Plan’s Terms & Conditions located at the back of this report.

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Transfer Agent

American Stock Transfer and Trust Company LLC
P.O. Box 922,Wall Street Station
New York, NY 10269-560

(800) 416-5585
www.amstock.com

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or saving account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.amstock.com or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Emerging Markets Fund are traded on the New York Stock Exchange under the symbol “EMF.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the “New York Stock Exchange Composite Transactions” section of newspapers.

For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company LLC’s web site at www.amstock.com and follow the instruction.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Emerging Markets Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	145	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	42	Ares Capital Corporation (specialty
300 S.E. 2nd Street				finance company) (2010-present),
Fort Lauderdale, FL 33301-1923				United Natural Foods, Inc. (distributor
				of natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010), SLM Corporation (Sallie
				Mae) (1997-2014) and Navient
				Corporation (loan management,
				servicing and asset recovery)
				(2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Edith E. Holiday (1952)	Lead	Trustee since	145	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Canadian National Railway (railroad)
		Trustee		(2001-present), White Mountains
		since 2007		Insurance Group, Ltd. (holding
company) (2004-present), RTI
International Metals, Inc. (manufacture
and distribution of titanium)
(1999-2015) and H.J. Heinz Company
(processed foods and allied products)
(1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	42	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2003	145	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas)(1998-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	145	The Southern Company (energy
300 S.E. 2nd Street				company) (2014-present; previously
Fort Lauderdale, FL 33301-1923				2010-2012), Graham Holdings
				Company (education and media
				organization) (2011-present) and
				Cbeyond, Inc. (business
				communications provider)
				(2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 1999	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	161	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	145	None
One Franklin Parkway	the Board,	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013 and
	Vice President	Vice President
since 1996

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and Franklin Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Mark Mobius (1936)	President and	President since	Not Applicable	Not Applicable
17th Floor,	Chief Executive 1987 and Chief
The Chater House	Officer –	Executive Officer –
8 Connaught Road Central	Investment	Investment
Hong Kong	Management	Management since
2002

Principal Occupation During at Least the Past 5 Years:

Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Emerging Markets Group; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of five of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2015
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

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Interested Board Members and Officers (continued)

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective May 13, 2016, Frank J. Crothers ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United
Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceu-
ticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial
Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 17, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on expenses, legal and compliance matters, pricing, brokerage commissions and execution, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge report, which utilized data from Lipper Inc. (Lipper), compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of such Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered global foreign exchange transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided to Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the

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SHAREHOLDER INFORMATION

Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge report furnished for the agreement renewal. The Broadridge report for the Fund showed its investment performance for the one-year period ended February 29, 2016, as well as the previous 10 years ended that date in comparison to a performance universe consisting of the Fund and all other closed-end non-leveraged emerging markets funds as selected by Lipper. Such report considers total return on a fund net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. On a comparative basis, the Broadridge report showed the Fund’s total return for the one-year period to be in the lowest or worst performing quintile of the performance universe, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-, five-, and 10-year periods. The Broadridge report also contained a performance supplement, provided at the request of the Manager, with a performance universe consisting of the Fund and all retail and institutional emerging market funds as classified by Lipper. The total return for the supplemental universe indicated that the Fund was in the lowest or worst quintile for the previous one-year period, and on an annualized basis was also in the lowest or worst quintile for each of the previous three- and five-year periods, and in the middle performing quintile for the previous 10-year period. The Board discussed with management the reasons for the Fund’s three-, five and 10-year underperformance, which was deemed largely attributable to sector allocation and stock selection. The Board also discussed with management the recent implementation of enhancements to the investment process. The Board expressed its disappointment with the performance results, noting that while the overall comparative investment performance as shown in the Broadridge report was not acceptable, the recent changes management made to the Fund’s investment process needed time to work, and so determined no further action was warranted at this time.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s investment contractual management fee rate in comparison with the contractual investment management fee rate that would have been charged by the other funds within the Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of such other funds. The Lipper contractual investment management fee analysis considers administrative fees to be part of management fees. The Lipper expense group was composed of seven funds, including the Fund, and the results of such expense comparison showed the Fund’s investment contractual management fee rate to be the second-highest in such expense group, but its actual total expense ratio to be equal to the expense group median. The Board found such comparative expenses to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took

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TEMPLETON EMERGING MARKETS FUND

SHAREHOLDER INFORMATION

into account the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley Act of 2002 and Dodd-Frank Wall Street Reform and Consumer Protection Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. The Board believed that a manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. The Fund’s current investment management advisory fee schedule provides a rate of 1.25% of the first $1 billion of net assets; 1.20% on the next $4 billion of net assets; 1.15% on the next $5 billion of net assets; 1.10% on the next $5 billion of net assets; 1.05% on the next $5 billion of net assets; and 1.00% on net assets in excess of $20 billion. At the end of 2015, the Fund’s net assets were approximately $200 million, and the Board believes that to the extent any economies of scale may be realized by the Manager, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com

Annual Report

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Fund Information
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Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	TLEMF A 10/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $44,341 for the fiscal year ended August 31, 2016 and $44,796 for the fiscal year ended August 31, 2015.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2016 and $71 for the fiscal year ended August 31, 2015. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4.

(e)  (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)  No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended August 31, 2016 and $71 for the fiscal year ended August 31, 2015.

(h)  The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are:  Ann Torre Bates, David W. Niemiec and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.                             N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager Templeton Asset Management Ltd. (Asset Management) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a Proxy Service) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers.  The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles  The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors.  The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies.  The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.  A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.  The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.  The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues.  The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters.  The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access.  In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance.  Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager's votes are not received, or properly tabulated, by an issuer or the issuer's agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities.  From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of October 26, 2016, the portfolio managers of the Fund are as follows:

MARK MOBIUS, Ph.D, Executive Chairman of Templeton Emerging Markets Group and Portfolio Manager of Asset Management

Dr. Mobius has been a lead portfolio manager of the Fund since inception.  He has primary responsibility for the investments of the Fund. Dr. Mobius has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements.  The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1987.

DENNIS LIM, Co-Chief Executive Officer and Director of Asset Management

Based in Hong Kong, Mr. Lim has been a portfolio manager of the Fund since 2000, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1990.

TOM WU, Director of Asset Management

Based in Hong Kong, Mr. Wu has been a portfolio manager of the Fund since inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1987.

(a)(2)  This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2016.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Mark Mobius	8	3,733.5	38[2]	12,129.4	26[2]	6,501.9
Dennis Lim	6	2,681.5	16	1,830.5	8	884.5
Tom Wu	8	3,470.2	9	985.1	5	616.1

1.  The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

2.  Dr. Mobius manages a Pooled Investment Vehicle and Other Accounts with $514.3 in total assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted, in the chart above, if any). This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be a relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.  The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash and equity which vest over a three-year period. The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the mutual funds they advise. The bonus plan seeks to provide a competitive level of annual bonus compensation, commensurate with the portfolio manager’s consistently strong investment performance. In accordance with Franklin Templeton guidelines, the Chief Investment Officer and/or other officers of the portfolio manager who also bear responsibility for the account, have discretion in the granting of annual bonuses. The following factors are generally considered when determining bonuses:

  Stock selection. The quality and success of a portfolio manager’s purchase and sale recommendations are considered when granting bonus awards.
  Investment performance. Primary consideration is given to the performance of their portfolios relative to those portfolios with similar objectives and restrictions.
  Non-investment performance. The more qualitative contributions of a portfolio manager to the company’s business and the investment management team, such as superior client service, are evaluated in determining the amount of any bonus award.
  Responsibilities. The characteristics and complexity of accounts managed by the portfolio manager are factored in the manager’s appraisal.
  Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on productivity and quality of recommendations over time.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds. Vesting of such deferred equity-based compensation awards is subject to achievement of key corporate and investment management metrics, designed to retain key talent through attractive incentives, whilst maintaining line of sight to both Corporate and Fund performance.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares.  The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage.  Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager.  The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Mark Mobius	None
Dennis Lim	None
Tom Wu	None

Note: Because the portfolio managers are all foreign nationals, they do not hold shares in this U.S. registered Fund; however they own shares in other similar Franklin Templeton funds managed by them, registered offshore and appropriate for foreign nationals.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS FUND

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and

 Administration

Date:  October 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and

Administration

Date:  October 26, 2016

By /s/MARK H. OTANI

Chief Financial Officer and

Chief Accounting Officer

Date:  October 26, 2016